MFS(R) FUNDAMENTAL GROWTH FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Funds" section is hereby restated as follows:

The portfolio manager of the fund is Robert A. Henderson, an MFS Vice President. Mr. Henderson has been employed in the MFS investment management area since 1996 and became the portfolio manager of the fund effective April 26, 2002.


                   The date of this Supplement is May 28, 2002